Commitments - Schedule Future Minimum Lease Payments, Net of Receipts Due Under Terms of Subleases Under All Operating Leases (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Future minimum lease payments under all operating leases [Abstract]
2018	$ 872
2019	501
2020	456
2021	281
2022	0
Total future minimum payments due	$ 2,110